Filed Pursuant to Rule 497(e)
Registration No. 333-139872
TDX Independence Funds, Inc.
(the “Company”)

TDX Independence 2010 Exchange-Traded Fund
TDX Independence 2020 Exchange-Traded Fund
TDX Independence 2030 Exchange-Traded Fund
TDX Independence 2040 Exchange-Traded Fund
TDX Independence In-Target Exchange-Traded Fund
(each, a “Fund” and together, the “Funds”)

Supplement dated December 30, 2009 to the Company’s Prospectus and Statement
of Additional Information dated September 28, 2009

This Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated December 30, 2009 for the Funds, each a series of the Company, updates certain information contained in the Prospectus and SAI. Capitalized terms not otherwise defined herein have the meanings set forth in the Prospectus and SAI.

On December 18, 2009, the shareholders of TDX Independence In-Target Exchange-Traded Fund and TDX Independence 2010 Exchange-Traded Fund, each a series of TDX Independence Funds, Inc. (the “Company”), voted to approve an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between XShares Advisors LLC (“XShares”) and TDAM USA Inc. (“TDAM”). The Board of Directors (the “Directors”) of the Company had previously approved the Sub-Advisory Agreement on November 2, 2009, subject to the approval of the shareholders of the Funds. The special meetings of shareholders for the TDX Independence 2020 Exchange-Traded Fund, the TDX Independence 2030 Exchange-Traded Fund, and the TDX Independence 2040 Exchange-Traded Fund (collectively, the “2020, 2030 and 2040 Funds”), each a series of the Company, were adjourned on December 18, 2009 until December 30, 2009 and again on December 30, 2009 until January 29, 2010 because these Funds have not yet obtained sufficient shareholder votes to approve the Sub-Advisory Agreement. TDAM is currently serving as an investment sub-advisor to the 2020, 2030 and 2040 Funds pursuant to the interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between XShares and TDAM dated August 3, 2009, but the Interim Agreement was due to expire by its terms on December 31, 2009. As a result, the Directors of the Company approved an amendment to the Interim Sub-Advisory Agreement to allow TDAM to continue to provide investment advisory and other services to the 2020, 2030, and 2040 Funds until such time as shareholders of the 2020, 2030, and 2040 Funds approve the Sub-Advisory Agreement.

As previously disclosed to shareholders, at the July 23, 2009 meeting of the Board, the Directors approved, subject to shareholder approval, (i) a new investment advisory agreement between the Company, on behalf of the Funds, and Amerivest Investment Management, LLC (“Amerivest”), whereby Amerivest would replace XShares as investment advisor and (ii) a new investment sub-advisory agreement between Amerivest and TDAM. At this point, the Directors are not certain of the timing for final approval of Amerivest as investment advisor to the Funds. Amerivest continues to serve as an investment sub-advisor to the Funds, along with TDAM.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE